UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2011

TRANSATLANTIC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10545	13-3355897
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

80 Pine Street, New York, New York		10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 365-2200

NONE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 21, 2011, Transatlantic Holdings, Inc. (“Transatlantic”) issued a press release announcing that it has set a record date and a meeting date for a special meeting of its stockholders to consider and vote upon the adoption of the previously announced Agreement and Plan of Merger, dated as of November 20, 2011, by and among Transatlantic, Alleghany Corporation and Shoreline Merger Sub, Inc. (formerly, Shoreline Merger Sub, LLC). Transatlantic stockholders of record at the close of business on Wednesday, January 4, 2012, will be entitled to receive the notice of, and to vote at, the special meeting. The special meeting will be held on Monday, February 6, 2012, at 10:00 a.m., New York City time, at The Down Town Association, 60 Pine Street, New York, New York. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Transatlantic Holdings, Inc. dated December 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSATLANTIC HOLDINGS, INC.
(Registrant)

By:	/s/ Gary A. Schwartz

Gary A. Schwartz Executive Vice President and General Counsel

Date: December 21, 2011

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Transatlantic Holdings, Inc. dated December 21, 2011.